SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              October 13, 2004

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA		19428
(Address of principal executive office)		(Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 13, 2004, UbiquiTel Inc. (“UbiquiTel”) issued a press release, attached hereto as Exhibit 99.1, announcing the results of its wholly owned subsidiary’s, UbiquiTel Operating Company (“Operating Company”), previously announced cash tender offer and consent solicitation for all of Operating Company’s outstanding 14% Senior Subordinated Discount Notes due 2010 and all of Operating Company’s outstanding 14% Senior Discount Notes due 2010 (the “Offer”).

On October 13, 2004, UbiquiTel issued a press release, attached hereto as Exhibit 99.2, announcing the determination of the consideration to be paid in Operating Company’s previously announced Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: October 15, 2004	By:	/s/ James J. Volk
James J. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 13, 2004

99.2	Press Release dated October 13, 2004